                                                                  Exhibit 99.9
------------------------------------------------------------------------------
                                                       Monthly Operating Report
-------------------------------------------------
CASE  NAME: American International Travel, Inc.         ACCRUAL BASIS
-------------------------------------------------

-------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
-------------------------------------------------

-------------------------------------------------
JUDGE: Barbara J. Houser
-------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                         Chief Financial Officer
---------------------------------------             --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                  1/22/2002
---------------------------------------              --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ Jessica L. Wilson                                Chief Accounting Officer
---------------------------------------              --------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                           1/22/2002
---------------------------------------              --------------------------
PRINTED NAME OF PREPARER                                      DATE

-------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                                       Monthly Operating Report
    -----------------------------------------------
    CASE NAME: American International Travel, Inc.            ACCRUAL BASIS-1
    -----------------------------------------------

    -----------------------------------------------
    CASE  NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
    -----------------------------------------------

    -----------------------------------------------
    COMPARATIVE  BALANCE  SHEET
    ---------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE          MONTH         MONTH           MONTH
                                                                ---------------------------------------------------
    ASSETS                                          AMOUNT       October 2001    November 2001   December 2001
    ---------------------------------------------------------------------------------------------------------------
    1.     UNRESTRICTED CASH                       $  64,520      $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    2.     RESTRICTED CASH                                        $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    3.     TOTAL CASH                              $  64,520      $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    4.     ACCOUNTS RECEIVABLE (NET)                              $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    5.     INVENTORY                                              $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    6.     NOTES RECEIVABLE                                       $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    7      PREPAID EXPENSES                                       $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    8.     OTHER (ATTACH LIST)                                   ($440,329)       ($407,814)      ($407,814)
    ---------------------------------------------------------------------------------------------------------------
    9.     TOTAL CURRENT ASSETS                    $  64,520     ($440,329)       ($407,814)      ($407,814)
    ---------------------------------------------------------------------------------------------------------------
    10.    PROPERTY, PLANT & EQUIPMENT                            $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    11.    LESS: ACCUMULATED
           DEPRECIATION / DEPLETION                               $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    12.    NET  PROPERTY, PLANT &
           EQUIPMENT                               $       0      $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    13.    DUE FROM INSIDERS                                      $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    14.    OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH  LIST)                            $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    15.    OTHER (ATTACH LIST)                                    $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    16.    TOTAL ASSETS                            $  64,520     ($440,329)       ($407,814)      ($407,814)
    ---------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    ---------------------------------------------------------------------------------------------------------------
    17.    ACCOUNTS PAYABLE                                       $      0        $       0        $    250
    ---------------------------------------------------------------------------------------------------------------
    18.    TAXES PAYABLE                                          $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    19.    NOTES PAYABLE                                          $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    20.    PROFESSIONAL FEES                                      $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    21.    SECURED DEBT                                           $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    22.    OTHER (ATTACH LIST)                                    $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    23.    TOTAL POSTPETITION
           LIABILITIES                                            $      0        $       0        $    250
    ---------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    ---------------------------------------------------------------------------------------------------------------
    24.    SECURED DEBT                                           $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    25.    PRIORITY DEBT                           $  16,503      $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    26.    UNSECURED DEBT                          $ 513,635      ($84,891)        ($84,891)       ($84,891)
    ---------------------------------------------------------------------------------------------------------------
    27.    OTHER (ATTACH LIST)                                    $      0        $       0        $      0
    ---------------------------------------------------------------------------------------------------------------
    28.    TOTAL PREPETITION LIABILITIES           $ 530,138      ($84,891)        ($84,891)       ($84,891)
    ---------------------------------------------------------------------------------------------------------------
    29.    TOTAL LIABILITIES                       $ 530,138      ($84,891)        ($84,891)       ($84,641)
    ---------------------------------------------------------------------------------------------------------------
    EQUITY
    ---------------------------------------------------------------------------------------------------------------
    30.    PREPETITION OWNERS' EQUITY                            ($359,163)       ($359,163)      ($359,163)
    ---------------------------------------------------------------------------------------------------------------
    31.    POSTPETITION CUMULATIVE

           PROFIT OR (LOSS)                                       $  3,725         $ 36,240        $ 35,990
    ---------------------------------------------------------------------------------------------------------------
    32.    DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)
    ---------------------------------------------------------------------------------------------------------------
    33.    TOTAL EQUITY                            $       0     ($355,438)       ($322,923)      ($323,173)
    ---------------------------------------------------------------------------------------------------------------
    34.    TOTAL LIABILITIES &
           OWNERS' EQUITY                          $ 530,138     ($440,329)       ($407,814)      ($407,814)
    ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

  ----------------------------------------------
  CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-2
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
  ----------------------------------------------

  -----------------------------------------
  INCOME STATEMENT
  ------------------------------------------------------------------------------------------------------------
                                                 MONTH            MONTH              MONTH         QUARTER
                                           ------------------------------------------------------
  REVENUES                                    October 2001     November 2001     December 2001      TOTAL
  ------------------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                                    $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                         $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  3.   NET REVENUE                                       $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ------------------------------------------------------------------------------------------------------------
  4.   MATERIAL                                          $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                                      $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                                   $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                          $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                                      $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------------------
  9.   OFFICER/INSIDER COMPENSATION                      $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                               $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                          $0          ($32,515)             $  0       ($32,515)
  ------------------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                                      $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                               $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                          $0          ($32,515)             $  0       ($32,515)
  ------------------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                  $0           $32,515              $  0        $32,515
  ------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ------------------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)                  $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)                 $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                                  $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  19.  DEPRECIATION/DEPLETION                            $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                                      $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                               $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES                       $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                                 $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                                 $0           $     0              $250        $   250
  ------------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                               $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES                     $0           $     0              $250        $   250
  ------------------------------------------------------------------------------------------------------------
  27.  INCOME TAX                                        $0           $     0              $  0        $     0
  ------------------------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                                 $0           $32,515             ($250)       $32,265
  ------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-3
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
  -----------------------------------------------

  -------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                        MONTH             MONTH             MONTH           QUARTER
                                     -------------------------------------------------------
  DISBURSEMENTS                         October 2001     November 2001     December 2001        TOTAL
  -------------------------------------------------------------------------------------------------------
  1.   CASH - BEGINNING OF MONTH                   $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -------------------------------------------------------------------------------------------------------
  2.   CASH SALES                                  $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  -------------------------------------------------------------------------------------------------------
  3.   PREPETITION                                 $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  4.   POSTPETITION                                $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  5.   TOTAL OPERATING RECEIPTS                    $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
  -------------------------------------------------------------------------------------------------------
  6.   LOANS & ADVANCES (ATTACH LIST)              $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  7.   SALE OF ASSETS                              $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                         $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  9.   TOTAL NON-OPERATING RECEIPTS                $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  10.  TOTAL RECEIPTS                              $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  11.  TOTAL CASH AVAILABLE                        $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  -------------------------------------------------------------------------------------------------------
  12.  NET PAYROLL                                 $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  13.  PAYROLL TAXES PAID                          $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  14.  SALES, USE & OTHER TAXES PAID               $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  15.  SECURED/RENTAL/LEASES                       $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  16.  UTILITIES                                   $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  17.  INSURANCE                                   $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  18.  INVENTORY PURCHASES                         $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  19.  VEHICLE EXPENSES                            $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  20.  TRAVEL                                      $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  21.  ENTERTAINMENT                               $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  22.  REPAIRS & MAINTENANCE                       $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  23.  SUPPLIES                                    $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  24.  ADVERTISING                                 $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                         $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  26.  TOTAL OPERATING DISBURSEMENTS               $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -------------------------------------------------------------------------------------------------------
  27.  PROFESSIONAL FEES                           $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  28.  U.S. TRUSTEE FEES                           $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  29.  OTHER (ATTACH LIST)                         $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  30.  TOTAL REORGANIZATION EXPENSES               $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  31.  TOTAL DISBURSEMENTS                         $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  32.  NET CASH FLOW                               $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------
  33.  CASH - END OF MONTH                         $0                $0                $0              $0
  -------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-4
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
  -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE             MONTH                   MONTH              MONTH
                                                                      -------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                   AMOUNT           October 2001           November 2001      December 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                     $0                 $0                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
2.   31-60                                                    $0                 $0                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
3.   61-90                                                    $0                 $0                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
4.   91+                                                      $0                 $0                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                                $0                 $0                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                          $0                 $0                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                                $0                 $0                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH:  December 2001
                                                                                         ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                            0-30           31-60              61-90                    91+
TAXES  PAYABLE                              DAYS            DAYS               DAYS                    DAYS              TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                                $  0              $0                 $0                      $0               $  0
-----------------------------------------------------------------------------------------------------------------------------------
2.   STATE                                  $  0              $0                 $0                      $0               $  0
-----------------------------------------------------------------------------------------------------------------------------------
3.   LOCAL                                  $  0              $0                 $0                      $0               $  0
-----------------------------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                    $  0              $0                 $0                      $0               $  0
-----------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE                    $  0              $0                 $0                      $0               $  0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                       $250              $0                 $0                      $0               $250
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
STATUS OF POSTPETITION TAXES                                                          MONTH:  December 2001
                                                                                            ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING           AMOUNT                                     ENDING
                                                               TAX           WITHHELD AND/              AMOUNT               TAX
FEDERAL                                                    LIABILITY*         OR ACCRUED                 PAID             LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                             $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                                           $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                                           $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                              $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
5.   INCOME                                                    $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                                       $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                                       $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                               $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
9.   SALES                                                     $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
10.  EXCISE                                                    $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                              $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                                             $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                                         $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                                       $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                                       $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                               $0                 $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-5
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
----------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                               MONTH:  December 2001
------------------------------------------------                                      ----------------------------------
BANK RECONCILIATIONS
                                                        Account #1           Account #2            Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                               N/A
------------------------------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                                                                                                 TOTAL
------------------------------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):
------------------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                                  $0
------------------------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                            $0
------------------------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                $0
------------------------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                     $0
------------------------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                                 $0                      $0                   $0                $0
------------------------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF            TYPE OF            PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                                    PURCHASE          INSTRUMENT            PRICE              VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.        N/A
------------------------------------------------------------------------------------------------------------------------------------
8.        N/A
------------------------------------------------------------------------------------------------------------------------------------
9.        N/A
------------------------------------------------------------------------------------------------------------------------------------
10.       N/A
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                               $0                    $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                      $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH - END OF MONTH                                                                                             $0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-6
  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -----------------------------------------------
                                                        MONTH: December 2001
                                                        --------------------
  -----------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -----------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -----------------------------------------------------------------------
                                 INSIDERS
  -----------------------------------------------------------------------
                              TYPE OF            AMOUNT       TOTAL PAID
           NAME               PAYMENT             PAID         TO DATE
  -----------------------------------------------------------------------
  1.  N/A
  -----------------------------------------------------------------------
  2.  N/A
  -----------------------------------------------------------------------
  3.  N/A
  -----------------------------------------------------------------------
  4.  N/A
  -----------------------------------------------------------------------
  5.  N/A
  -----------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO INSIDERS                                   $0            $0
  -----------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------
                                             PROFESSIONALS
  -------------------------------------------------------------------------------------------------------
                         DATE OF COURT                                                        TOTAL
                       ORDER AUTHORIZING       AMOUNT         AMOUNT       TOTAL PAID        INCURRED
            NAME            PAYMENT           APPROVED         PAID          TO DATE         & UNPAID*
  -------------------------------------------------------------------------------------------------------
  1.  N/A
  -------------------------------------------------------------------------------------------------------
  2.  N/A
  -------------------------------------------------------------------------------------------------------
  3.  N/A
  -------------------------------------------------------------------------------------------------------
  4.  N/A
  -------------------------------------------------------------------------------------------------------
  5.  N/A
  -------------------------------------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO PROFESSIONALS                              $0            $0               $0              $0
  -------------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  -----------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  -----------------------------------------------------------------

  --------------------------------------------------------------------------------------
                                              SCHEDULED      AMOUNTS
                                               MONTHLY         PAID            TOTAL
                                              PAYMENTS        DURING          UNPAID
            NAME OF CREDITOR                     DUE          MONTH        POSTPETITION
  --------------------------------------------------------------------------------------
  1.  N/A
  --------------------------------------------------------------------------------------
  2.  N/A
  --------------------------------------------------------------------------------------
  3.  N/A
  --------------------------------------------------------------------------------------
  4.  N/A
  --------------------------------------------------------------------------------------
  5.  N/A
  --------------------------------------------------------------------------------------
  6.  TOTAL                                          $0           $0                 $0
  --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report
  ----------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL  BASIS-7
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
  ----------------------------------------------
                                                     MONTH: December 2001
                                                            ------------------

  -----------------------------
  QUESTIONNAIRE
  ----------------------------------------------------------------------------------------------
                                                                               YES         NO
  ----------------------------------------------------------------------------------------------
  1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                 X
  ----------------------------------------------------------------------------------------------
  2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                           X
  ----------------------------------------------------------------------------------------------
  3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                                     X
  ----------------------------------------------------------------------------------------------
  4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                                               X
  ----------------------------------------------------------------------------------------------
  5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                               X
  ----------------------------------------------------------------------------------------------
  6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                         X
  ----------------------------------------------------------------------------------------------
  7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                                            X
  ----------------------------------------------------------------------------------------------
  8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                     X
  ----------------------------------------------------------------------------------------------
  9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                           X
  ----------------------------------------------------------------------------------------------
  10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                                          X
  ----------------------------------------------------------------------------------------------
  11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                                    X
  ----------------------------------------------------------------------------------------------
  12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                      X
  ----------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------

  -----------------------------
  INSURANCE
  ----------------------------------------------------------------------------------------------
                                                                               YES         NO
  ----------------------------------------------------------------------------------------------
  1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                 X
  ----------------------------------------------------------------------------------------------
  2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                   X
  ----------------------------------------------------------------------------------------------
  3.   PLEASE ITEMIZE POLICIES BELOW.
  ----------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------
                                         INSTALLMENT PAYMENTS
  ----------------------------------------------------------------------------------------------
              TYPE OF                                                           PAYMENT AMOUNT
              POLICY                   CARRIER          PERIOD COVERED           & FREQUENCY
  ----------------------------------------------------------------------------------------------
       Please see Case # 00-42141-BJH-11
  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------
CASE  NAME: American International Travel, Inc.          FOOTNOTES SUPPLEMENT
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                              ACCRUAL BASIS
------------------------------------------------
                                                   MONTH:   December 2001
                                                            -------------

--------------------------------------------------------------------------------
    ACCRUAL BASIS            LINE
     FORM NUMBER            NUMBER                    FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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         6                            All Professional fees related to the
--------------------------------------------------------------------------------
                                       Reorganization of the Company are
--------------------------------------------------------------------------------
                                       disbursed out of Kitty Hawk, Inc. (Parent
--------------------------------------------------------------------------------
                                       Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         7                            All insurance plans related to the
--------------------------------------------------------------------------------
                                       Company are carried at Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                       (Parent Company). Refer to Case #
--------------------------------------------------------------------------------
                                       400-42141.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      General                         This operation closed in May of 2000.
--------------------------------------------------------------------------------
                                       Costs incurred to date consist of costs
--------------------------------------------------------------------------------
                                       associated with shut down procedures as
--------------------------------------------------------------------------------
                                       well as wrapping up final billings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         3                    28      All payments are made by Kitty Hawk, Inc.
-------------------------------------------------------------------------------
                                      (Case #400-42141)
--------------------------------------------------------------------------------

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

CASE NAME: American International Travel, Inc.

CASE  NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                 December 2001


8.    OTHER (ATTACH  LIST)                            (407,814)Reported
                                               ---------------
           Intercompany Settlements                     32,607
           A/R KH International                       (246,860)
           CDI Inter-divisional Balancing             (196,142)
           CDI - Debit/Credit Transfer                   2,581
                                               ---------------
                                                      (407,814)Detail
                                               ---------------
                                                             - Difference